SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2004

INFONET SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15475	95-4148675
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2160 East Grand Avenue El Segundo, California	90245-1022
(Address of principal executive offices)	(Zip Code)

(310) 335-2600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits. The following exhibit is being furnished herewith:

99.1	Infonet Services Corporation press release dated February 5, 2004

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 5, 2004, Infonet Services Corporation (“Infonet”) issued a press release announcing its operating results for the third quarter of fiscal year 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is hereby incorporated to this Item 12 by reference.

Infonet will host an investor conference call and audio Web cast to review third quarter results and the company’s future outlook on Friday, February 6, 2004, at 9 a.m. Eastern Standard Time (2 p.m. in London; 6 a.m. in Los Angeles). Participants within the United States should call 1-800-946-0782. Outside the United States, participants should call 1-719-457-2657. For a live Web cast of the call and a full list of investor relations activities and presentations, please visit the investor relations portion of Infonet’s Web site at www.infonet.com. For a replay of the call within the United States, call 1-888-203-1112; outside the United States, call +1-719-457-0820. The replay will be available from noon, Eastern Standard Time on Friday, February 6, through 1:00 a.m. on February 10, 2004. The confirmation code for the replay is 373756.

The information in this section shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFONET SERVICES CORPORATION

Date: February 5, 2004	By:	/s/ PAUL A. GALLEBERG

	Name:	Paul A. Galleberg
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description of Exhibit
99.1	Infonet Services Corporation press release dated February 5, 2004